As filed with the U.S. Securities and Exchange Commission on 11th day of July 2018
Securities Act File Nos. 333-220031
Investment Company Act File No. 811-23278

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACOT OF 1933
  ☒ Pre-Effective Amendments No. 1

  ☐ Post-Effective Amendments No. __

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
  ☐ Amendment No. ___
(check appropriate box or boxes)

E.M.O. STERLING RETURN LT FUND L.P.
(Exact Name of Registration as Specified in Charter)

261 Madison Avenue / 9th Floor
New York, NY 10016-2303
(Address of Principal Executive Offices, Number Street, City State, Zip Code)

212-983-1818
(Registrant’s Telephone Number, including Area Code)

E(sriel) Magnus Oppenheim
261 Madison Avenue / 9th Floor
New York, NY 10016-2303
(Name and Address for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

The registrant herby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Date _________________

THE NO-LOAD

E.M.O. STERLING RETURN LT FUND LP

PROSPECTUS

December 31, 2017

The No-Load E.M.O. Sterling Return LT Fund (“Fund”) seeks long-term capital appreciation.

Investment Advisor

E. MAGNUS OPPENHEIM & CO., INC.
Registered Investment Advisor
261 Madison Avenue / 9th Floor
New York, NY 10016-2303

212-983-1818

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

The Statement of Additional Information ("SAI") and the Fund's annual and semi-annual reports are available, without charge, upon request by calling 1-212-983-1818. For shareholder inquiries about the Fund please call 1-212-983-1818.

Investment Objective, Strategies, Risks and Portfolio Holdings	15

Investment Objectives	15

Principal Investment Strategies	15

Principal Risks of Investing in the Fund	15

Market Risk	15

Risks Related to Other Equity Securities	15

Large-Cap Securities Risk	16

Mid-Cap Securities Risk	16

Small-Cap Securities Risk	16

Portfolio Management Risk	16

New Fund Risk	16

Historical Performance	16

Other Investment Policies	16

Fund’s Historical Performance	17

Average Annual Total Returns	17

Performance	18

Disclosure of Performance Holdings	18

Management of the Fund	18

The Investment Adviser	18

The Adviser’s Compensation	18

Expense Agreement	18

Brokerage Practices	18

The Administrator and Transfer Agent	19

The Distributor	19

Additional Information on Expenses	19

Other Expenses	19

Investing in the Fund	19

Purchase Options	19

Common Shares	19

Distribution of the Fund’s Shares	20

Purchase and Redemption Price	20

Determining the Fund’s Net Asset Value	20

Other Matters	21

Purchasing Shares	21

Regular Mail Orders	21

Bank Wire Orders	22

Subsequent Investments	22

Automatic Investment Plan	22

Stock Certificates	22

Other Information about Procedures for Opening a New Account	23

Redeeming Shares	23

Regular Mail Redemption	23

Telephone and Bank Wire Redemption	23

Systematic Withdrawal Plan	24

Small Accounts	24

Signature Guarantees	24

Redemptions in Kind	24

Miscellaneous	25

Purchasing or Redeeming Shares through a Financial Intermediary	25

Frequent Purchases and Redemptions	25

Other Important Information	26

Dividends, Distributions and Taxes	26

Fund Distributions	26

Benchmark Descriptions	27

Financial Highlights	27

Privacy Notice	28

For More Information	30

TABLE OF CONTENTS (cont…)

PART B FORM N-1A

Investment History, Objective and Goals	32

Other Investment Policies	32

General Investment Risks	32

Money Market Instruments	33

Investment Companies	33

Foreign Securities	33

Borrowing	34

Temporary Defensive Positions	34

Investment Limitations	35

Management and Other Service Providers	36

Board of Directors and Officers	36

Board Structure	37

Qualification of the Directors	37

Senior Investment and Portfolio Manager	38

Directors Standing Committees	39

Audit Committee	39

Nominating Committee	39

Proxy Voting Committee	39

Qualified Legal Compliance Committee	39

Beneficial Equity Ownership Information and Ownership of Securities of Adviser, Sponsor/Distributor, or Related Entities	39

Compensation	39

Codes of Ethics	40

Anti-Money Laundering Program	40

Proxy Voting Policies	40

Control Persons and Principal Holders of Voting Securities	40

Investment Adviser	40

Portfolio Managers	41

Compensation	41

Ownership of Fund Shares	41

Other Accounts	41-42

Conflicts of Interests	42

Knowledge of the Timing and Size of Fund Trades	42

Administrator and Transfer Agent	42

Sponsor and Distributor	43

Sub-Distributor	43

Custodian	44

Independent Certified Public Accountant Firm	44

Legal Counsel	44

Additional Information on Performance	44

Portfolio Transactions	46

Special Shareholder Services	48

Regular Account	48

Automatic Investment Plan	48

Systematic Withdrawal Plan	48

Purchase in Kind	48

Transfer of Registration	48

Disclosure of Portfolio Holdings	49

Purchase of Shares	50

Employees and Affiliates of the Fund	50

Dealers	50

Redemption of Shares	50

Redemption in Kind	51

Net Asset Value	51

Additional Tax Information	51

Common Shares and Voting	54

Financial Statements	55

Appendix A – Description of Ratings	73

Appendix B – Proxy Voting Policies	77

TABLE OF CONTENTS (cont...)

PART C – FORM N-1A – OTHER INFORMTION AND EXHIBITS

Appendix C –	Investment Advisory Agreement between E. Magnus Oppenheim & Co., Inc.,
	as Advisor with respect to E.M.O. Sterling Return LT Fund L.P.	81

Appendix D –	Custody Agreement between E.M.O. Sterling Return LT Fund LP and Kingdom Trust
	Company, Murray, KY, as Custodian.	83

Appendix E –	Investment Company Services Agreement between E.M.O. Sterling Return Lt Fund LP
	and Gemini Fund Services LLP.	85

Appendix F –	Distribution Agreement between E. Magnus Oppenheim Asset Management Inc.,
	As Sponsor/Distributor with respect to E.M.O. Sterling Return LT Fund, (TBA).	90

Appendix G –	Consent of Independent Certified Public Accountant (TBA).	91

Appendix H –	Opinion and Consent of (TBA) Counsel, Regarding the Legality of the Securities
	Registered with Respect of the E.M.O. Sterling Return LT Fund.	91

Appendix I –	Code of Ethics and Standards of Professional Conduct.	92

Appendix J –	Provision for Indemnification.	95

Appendix K –	Location of Accounts and Records.	97

Appendix L –	Business and other Connection of the Investment Advisor.	98

Appendix M –	Define the Rights of Shareholders.	98

Signature Page		99

Signature Page		99

SUMMARY

Investment Objective. The investment objective of the No-Load E.M.O. Sterling Return LT Fund ("Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your Fund investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (as a percentage of the amount redeemed, if applicable).	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage (%) of the value of your investment)

Management Fees
First $15 million at 1 ¼ %; above $15 million assets at 1%	1.12%

Distribution and Service (12b-l) Fees	-0-

Other Expenses

Total Annual Fund Operating Expenses	1.12%

Fee Waiver and/or Expense Reimbursement	-0-

Total Annual Fund Operating Expenses	1.12%

Shareholder Fees (fees paid directly from your Fund investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	-0-%

Maximum Deferred Sales Charge (Load) (as a percentage of ____________)	-0-%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
[and other Distributions] (as a percentage of -0- )

Redemption Fee (as a percentage of amount redeemed, if applicable)	-0-%

Exchange Fee	-0-%

Maximum Account Fee	-0-%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.12%

Distribution [and/or Service] (12b-1) Fees	-0-%

Other Expenses	-0-%

Total Annual Fund Operating Expenses	1.12%

Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your cost would be:

	1 year	3 years	5 years	10 years

Although your actual costs may be higher or lower,
Based on these assumptions your costs would be:	$125	$409	$742	$1,839

	1 year	3 years	5 years	10 years
You would pay the following expenses if
You did not redeem your shares:	$125	$409	$742	$1,839

Portfolio Turnover. The Fund pays transaction costs, such as institutional rate commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal years, the Fund’s portfolio turnover rate was 26.5% of the average value of its portfolio in 2016 and portfolio turnover equaled 15.8% in 2015. The Fund’s main objective is seeking long-term capital gains.  Thus, only in periods when there is much profit-taking via sales or in periods of weak stock prices when purchases accelerate, does turnover increase.

Principal Investment Strategies of the Fund. The Fund pursues its investment objective by investing primarily in equity securities of all market capitalizations.

The Fund's investments will be primarily in equity securities, such as common stock or securities convertible into common stock. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities.

In selecting portfolio securities, the Adviser uses various screens and models to produce a potential universe of companies. Then through fundamental research, the Adviser selects from that universe companies whose current share price is relatively undervalued. The Adviser considers selling or reducing the Fund's holding in a security if the security no longer meets the Adviser's investment criteria or the Adviser believes a more attractive investment alternative is available. Final investment decisions are made by the Adviser's portfolio managers.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the Fud will be successful in meeting its investment objective. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in equity securities. The following is a summary description of certain risks of investing in the Fund.

• Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Fund's securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

• Risks related to Equity Securities. In addition to common stocks, the equity securities in the Fund’s portfolio may include convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.

• Large-Cap Securities Risk. The Fund will invest in larger, more established N.Y.S.E. and NASDAQ-listed companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

• Mid-Cap Securities Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that midcap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid-cap securities may be more limited than the market for larger companies.

• Small-Cap Securities Risk. The Fund may invest in small companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to find financing for growth or potential development than larger companies.

• Portfolio Management Risk. The strategies used and securities selected by the Fund's Adviser may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were consistent with the Fund's investment strategy, but were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

• New Fund Risk. The Fund is now over twenty-three years old, having been established in and actively operating since April, 1994. Annual and quarterly performance reports are available.  Accordingly, prior to investing in the Fund, investors should review the financial data to see how successful the Fund was in implementing its investment strategy.

Performance Summary. The Fund commenced investment operations and activities in April, 1994. Quarterly and annual performance data and annual audited financial statements are available.

The following information shows the predecessor Limited Partnership Fund’s annual returns and long-term performance reflecting the actual fees and expenses that were charged to the Limited Partnership Fund.  We are not aware of any matters which might have adversely affected the E.M.O. Sterling Return LT Fund performance.

PERFORMANCE

COMPOUND ANNUAL AVERAGE RATE OF RETURNS
Rates as of 12/31/17
(E.M.O. Sterling Return LT Fund Net Asset Value Per Share (NAV/share) at $356.98)
Return Before Taxes
				Since	Cumulative
				Inception	Growth
	1 year	5 year	10 year	(4/1994)	(4/20/94)
E.M.O. Sterling Return LT Fund (a)	25.37%	12.26%	3.90%	8.65%	613.96%
S&P 500 Stock Index (b)	19.42%	13.39%	6.18%	7.89%	504.94%

Source:  Gemini Fund Services LLC

a)	Rate of return before taxes. Since the Fund’s inception, all dividend, interest income and capital gains have always been reinvested.

b)	Reflects no deductions for any fees, expenses or taxes.

Past performance is not necessarily an indication of the Fund’s future performance.  Updated performance information is available by contacting the Fund at 212-983-1818.

Management: E. Magnus Oppenheim & Co., Inc., Registered Investment Advisor, is the investment adviser for the Fund. Mr. E. Magnus Oppenheim, President, has been the Chief Investment Officer and Portfolio Manager since inception for the Fund, and Mrs. Salma Abdulla has been the Senior Portfolio Manager and Senior Investment Research Analyst for over a decade.

Purchase and Sale of Fund Shares. The Fund's minimum investment is as follows:

Common Shares $1,000 minimum initial investment.

You may generally purchase, redeem or exchange shares of the Fund on any business day the New York Stock Exchange is open, at the Fund's net asset value determined after receipt of your request in good order as follows:

•	Through the Fund transfer agent Gemini Fund Services LLC, 80 Arkay Drive, Hauppauge, NY 11788 1-646-470-xxxx.

•	If your account was opened through the Fund, redemption and exchange requests may also be made by telephone by calling the Fund at 1-212-983-1818.

 If you have questions about purchasing, redeeming or exchanging shares of the Fund please call the Fund at the number referenced above.

Tax Information. The Fund's distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 40l(k) plan or an individual retirement account ("IRA"). Distributions on investments made through tax deferred vehicles, such as 40l(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Other Financial Intermediaries.

There are no sales charges upon subscription for the common shares, but the Investment Manager may, in certain circumstances, made payments to persons who refer purchasers of common shares. As the Fund is a no-load fund, there will be no redemption charges upon withdrawal or liquidation.

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE

The investment objective of the no-load E.M.O. Sterling Return LT Fund LP is to seek long-term capital appreciation.  The Fund's utilizes fundamental research analysis searching for undervalued and out-of-favor companies, and often times utilizing a contrarian orientation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, pursues its investment objective by investing primarily in a diversified portfolio of equity securities.

The Fund's investments will be primarily in equity securities, such as common stock and securities convertible into common stock.  The Fund will not concentrate its investments in any one industry or group.

Under normal market conditions, the Fund will invest a majority of its total assets in equity securities, as measured at the time of purchase. This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

In selecting portfolio securities, the Adviser uses various screens and models to produce a potential universe of approximately 1,100 companies. Then through fundamental research, the Adviser selects from that universe companies whose current share price is relatively undervalued. This process may include visits and/or meetings with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Adviser's Portfolio Manager.

The Adviser seeks to identify companies with a growth outlook that are positioned to increase shareholder value through disciplined capital deployment. Valuations of securities with different equity styles (e.g., growth vs. value, etc.) and different market capitalizations (e.g., large, mid, small, etc.) fluctuate according to a number of different factors, including economic outlooks and risk tolerances. Without a market capitalization or growth / value style constraint, the Adviser will seek to identify a large universe of companies undervalued in relation to their asset size or growth outlook.

The Adviser considers selling or reducing the Fund's holding in a security if the security no longer meets the Adviser's investment criteria or the Adviser believes a more attractive investment alternative is available.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is intended for aggressive investors seeking above-average gains and that are willing to accept the risks involved in investing in equity securities.

Since the Fund's investment strategy utilizes equity securities and short-term investment instruments, the Fund has some exposure to the risks associated with each of these investments.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Fund's securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Fund's portfolio may include convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Large-Cap Securities Risk. The Fund will invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

Mid-Cap Securities Risk. Investing in the securities of mid cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Mid-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Adviser's access to information about the companies and the stability of the markets for the companies' securities. Mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Although investing in securities of smaller companies offers potential above average returns if the companies are successful, the risk exists that the companies will not succeed. If the companies do not succeed, the prices of the companies' shares could dramatically decline in value. Therefore, an investment in the Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies. The Adviser's ability to choose suitable investments also has a significant impact on the ability of the Fund to achieve its investment objective.

Small-Cap Securities Risk. The Fund will invest in small companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to find financing for growth or potential development than larger companies.

Portfolio Management Risk. The strategies used and securities selected by the Fund's Adviser may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were consistent with the Fund's investment strategy, but were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Fund will decline and may be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Adviser's management style (generally, value-oriented mid-cap equity) is out-of-favor in the market. Since different types of equity securities (e.g., large-cap, mid-cap, small-cap) tend to shift into and out of favor with investors depending on market and economic conditions, the performance of the Fund may also be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Adviser's management style is out-of-favor. The performance of the Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

New Fund Risk. The Fund is now over twenty-three years old, having been established in and actively operating since April, 1994. Quarterly, annual and historical performance reports and financial statements are available. Accordingly, prior to investing in the Fund, investors should review the financial data and historical performance to ascertain how successful the Fund was in implementing its investment strategy.

Historical Performance. The investment managers of the Fund have pursued the same investment policy and portfolio strategy since the Fund’s commencement in April, 1994. There has been no deviation from the diversified long-term fundamental technique. The Fund’s historical performance record is therefore comparable in all aspects.

OTHER INVESTMENT POLICIES

An investment in the Fund should not be considered a complete investment program. Whether the Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Adviser may determine from time to time that market conditions warrant investing in investment-grade bonds U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Adviser may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

FUND’S HISTORICAL PERFORMANCE

As a Registered Mutual Fund, successor to our twenty-three year old Limited Partnership Fund, the Fund does have a twenty-three calendar years of performance as an operating mutual fund. The prior performance shown below is for investments managed by the portfolio managers of the Fund. The Mutual Fund's investment objectives, policies, and strategies continue to be strictly comparable to the Limited Partnership Fund’s past investment objectives, policies, and strategies. The Limited Partnership Fund has been fully invested and managed in a substantially similar style and by the same portfolio managers as the Registered Mutual Fund since April, 1994. The Fund’s past performance shown below is not necessarily an indication of how the Fund will perform in the future.

The following table shows the average annual returns for the Fund over various periods ended December 31, 2017 and reflects the actual fees and expenses that were charged to the Limited Partnership Fund. The Fund is not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the "1940 Act") or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Limited Partnership’s performance.

The Limited Partnership Fund is a managed investment Fund, and did not qualify as a regulated investment company for federal income tax purposes and was not required to make regular distributions of income or capital gains. As a result, we are unable to show the after-tax returns for the Limited Partnership Account. The average annual total return information is intended to permit you to compare the Limited Partnership Fund's performance to a broad measure of market performance

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS for periods ended 12/31/17
(E.M.O. STERLING RETURN LT FUND LP NAV/Share = $356.98)
				Since
				Inception	Cumulative
	1 year	5 year	10 year	(4/20/94)	Growth
		CAGR	CAGR	CAGR	(4/20/94)
E.M.O. Sterling Return LT Fund LP	25.37%	12.26%	3.90%	8.65%	613.96%

S&P 500 Index	19.42%	13.39%	6.18%	7.89%	504.94%

Source:  Gemini Fund Services LLC;  CAGR = Compound Annual Growth Rate

PERFORMANCE

DISCLOSURE OF PORTFOLIO HOLDINGS

The schedule disclosing the Fund’s portfolio securities as of December 31, 2017 is available in the Funds SAI.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER

The Fund's investment adviser is E. Magnus Oppenheim & Co., Inc., Registered Investment Advisor and member FINRA – SIPC, New York, NY 10016. The Adviser serves in that capacity pursuant to an advisory agreement with the Board of Directors (Board) on behalf of the Fund. Subject to the authority of the “Board” of the Fund, the Adviser provides guidance and policy direction related to the daily management of the Fund's assets. The Adviser manages the investment and reinvestment of the Fund's assets. The Adviser is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, including through its affiliate E. Magnus Oppenheim & Co., Inc., subject to the brokerage policies established by the “Board,” and which also provides certain executive personnel to the Fund.

The Adviser is registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. The Adviser, established in 1974 and organized as a New York State corporation in 1983, is controlled by the principal shareholder, E. Magnus Oppenheim, directly or indirectly controlling 100% of the company.  The Adviser managed over $54 million as of June 1, 2018 in total client assets.  E. Magnus Oppenheim, Chief Investment Officer, Analyst and Portfolio Manager, and Mrs. Salma Abdulla, Senior Portfolio Manager and Senior Investment Analyst, are primarily responsible for the day-to-day management of the Fund's portfolio.

The Adviser has been managing the Fund since its inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments and other business and private accounts since 1974. The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

The Adviser's Compensation. As compensation for the investment advisory services provided to the Fund, the Fund currently pays the Adviser monthly compensation based on the Fund's daily average net assets at the annual rate of 1.25% per annum of net asset in the Fund not exceeding in the aggregate $15 million, and 1% of net asset in excess of $15 million.

Prior to the Fund's inception, the Board approved the Advisory Agreement with an original term of two years. Assuming the Fund's investment advisory agreement are renewed on an annual basis after such initial term, a discussion regarding the Board's consideration for renewal will be available in the Fund's annual or semiannual shareholder report each year.

Expense Agreement. The Advisor pays all regular operating expenses on behalf of the Fund. Extraordinary or nonrecurring expenses, as reasonably determined by the Advisor, may be charged to the Fund. However, such expenses have been charged by the Advisor in only one year since the inception of the Fund.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Adviser may consider research and brokerage services furnished to the Adviser or its affiliates. The Adviser may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Board of Directors that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Adviser. In aggregating such securities, the Adviser will average the transaction as to price and will allocate available investments in a manner which the Adviser believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Fund being reported by the Adviser to the “Board.” Certain securities trades will be cleared through E. Magnus Oppenheim & Co., Inc., a registered broker-dealer which is the Adviser and the distributor of the Fund.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Adviser. Thus, the Fund does not engage in principal transactions with any affiliate of the Adviser. The Fund has adopted procedures, under Rule l 7e-l under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Adviser does not  exceed  the usual  and customary broker's commission. In addition, the Fund will adhere to Section l l(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR AND TRANSFER AGENT

Gemini Fund Services, LLC ("Gemini") serves as the Fund administrator providing the Fund with certain administrative, fund accounting, and compliance services. In addition, Gemini serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this prospectus entitled "Investing in the Fund," Gemini will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. Gemini also makes available the office space, equipment, personnel, and facilities required to provide the foregoing services to the Fund.

THE DISTRIBUTOR

E. Magnus Oppenheim Asset Management, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers and others.

ADDITIONAL INFORMATION ON EXPENSES

Other Expenses. In addition to the management fees and  Rule 12b-l fees for the Fund, the Fund pays all expenses not assumed by the Fund's Adviser, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements;  bank transaction  charges; any  proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and “Board’s” liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded  in litigation or settlements made. All general Fund expenses are charged to the assets of the Fund, on a basis that the “Board” deems fair and equitable, which may be on the nature of the basis of the services performed.

INVESTING IN THE FUND

PURCHASE OPTIONS

The Fund offers one class of shares through this prospectus, sold and redeemed at net asset value. Fund shares may be purchased by any account managed by the Adviser and any other institutional investor or broker-dealer authorized to sell shares of the Fund.

Common Shares
o	No front-end sales charge.
o	No contingent deferred sales charge.
o	Distribution and service plan (Rule 12b-l) fees of 0.35%.
o	$1,000 minimum initial investment.
o	$500 minimum additional investment ($100 if participating in an automatic investment plan).
o	No conversion feature.

Shares may be purchased by any account managed by the Adviser and any other investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $1,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the minimum investment.

Distribution of the Fund's Shares

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale and distribution of the Fund's Shares (this compensation is commonly referred to as "12b-l fees"). Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of fees such as sales loads.

The Distribution Plan provides that the Fund may pay annually up to 0.35% of the average daily net assets of the Fund's Shares for activities primarily intended to result in the sale of those shares, including reimbursing entities for providing distribution and shareholder servicing with respect to the Fund's Shares. Such expenditures, paid as service fees to any person who sells Fund Shares, may not exceed 0.25% of the Shares' average annual net asset value.

The Distribution Plan is known as a "compensation" plan because payments are made for services rendered to the Fund regardless of the level of expenditures made by the Distributor. The “Board” will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and concerning their annual consideration of the Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports of the Fund; (ii) the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Fund Shares. The Distributor may also use a portion of the 12b-l fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund Shares.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (''NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the “Board.” In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the “Board.” Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation; or (iv) the validity of a market quotation received is questionable. Pursuant to policies adopted by the “Board,” the Adviser consults with “Gemini” on a regular basis regarding the need for fair value pricing. The Adviser is responsible for notifying the Board (or the Fund's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for the portfolio security using the Fund's normal pricing procedures, and may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund's net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using such fair value pricing. The “Board” monitors and evaluates the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

Additional information on the Fund's valuation policies is available in the SAI.

Other Matters. Purchases and redemptions of common shares by the same shareholder on the same day will be netted for the Fund.

PURCHASING SHARES

You may make purchases directly from the Fund by mail or bank wire. The Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason or (ii) suspend its offering of shares at any time.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in dollars. Cash, money orders, and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund and “Gemini. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the "E.M.O. Sterling Return LT Fund," to:

E.M.O. Sterling Return LT Fund
c/o Gemini Fund Services LLC
80 Arkay Drive / Suite 110
Hauppauge, NY 11788-3705

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 212-983-1818 for instructions.

Subsequent Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum subsequent investment is $500. Before adding funds by bank wire, please call the Fund at 212-983-1818 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 200 I), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently,  when  an  investor  opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license, passport or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

E.M.O. Sterling Return LT Fund
c/o Gemini Fund Services LLC
80 Arkay Drive / Suite 110
Hauppauge, NY 11788-3705

Regular mail redemption requests should include the following:

•
Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

A.	Any required signature guarantees (see "Signature Guarantees" below); and
B.	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 646-838-4954). The confirmation instructions must include the following:

A.	The name of the Fund;
B.	Shareholder(s) name and account number;
C.	Number of shares or dollar amount to be redeemed;
D.	Instructions for transmittal of redemption proceeds to the shareholder; and,
E.	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record,  your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum)._ Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 212-983-1818. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $250,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.

Small Accounts.  The “Board” reserve the right to redeem involuntarily any account having a balance  of less than $1,000 (due to redemptions, or transfers, and not due to market action) upon 30-days' prior written notice. If the shareholder brings his account balance up to the applicable minimum for the share class during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the “Board,” make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the “Board” may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule l 8f-l of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. All redemptions requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. The Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared.  The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may purchase or redeem shares of the Fund through an authorized financial intermediary (such as a financial planner or advisor). To purchase or redeem shares based upon the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The “Board” has adopted a policy that is intended to discourage and to identify· such activity by shareholders of the Fund. Under the Fund's adopted policy, the Adviser has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Adviser believes the investor has a pattern of Frequent Trading that the Adviser considers not to be in the best interests of the other shareholders. To assist the Adviser in identifying possible Frequent Trading patterns, “Gemini” provides a daily record of shareholder trades to the Adviser. “Gemini” also assists the Adviser in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will not apply if the Adviser determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Adviser that a frequent purchase and redemption pattern was the result of an inadvertent error. In such a case, the Adviser may choose to accept further purchase and/or exchange orders for such investor account.

Intermediaries may apply frequent trading policies that differ from those described in this prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund's shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

FUND DISTRIBUTIONS

To date, investors have favored the reinvestment of both dividends and capital gains to accelerate the appreciation of the Fund.  At times when the “Board” in consultation with the Adviser considers the Fund’s financial performance to be very favorable, the “Board” may decide to declare a dividend from net investment income and/or consider a distribution from capital gains.

When dividends paid by the Fund are derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.  Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

BENCHMARK DESCRIPTIONS

The S&P 500 Index is a widely recognized unmanaged index designed to measure the performance of the U.S. equity market. This index does not have an investment adviser and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

FINANCIAL HIGHLIGHTS

The Fund initiated active investment operations in April, 1994.  Thus there are historical and current financial statements and performance records available at this time.

Privacy Notice

FACTS	WHAT DOES CAPITAL MANAGEMENT INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?                          Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?                        The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
·•                                                Social Security number
·•                                                Assets
·•                                                Retirement Assets
·•                                                Transaction History
••   Checking Account Information
·•                                                Purchase History
·•                                                Account Balances
·•                                                Account Transactions
·•                                                Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?                          All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons E.M.O. Sterling Return LT Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information Can you limit thjs sharing?
For our everyday business purposes Such as to process your transactions, Yes No maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes - to offer our products and services to No We don't share you
For joint marketing with other No We don't share financial companies
For our affiliates' everyday business purposes - No We don't share information about your transactions and experiences
For our affiliates' everyday business purposes - No We don't share information about your creditworthiness
For non-affiliates to market to you No We don't share

I Questions?          Call 1-212-983-1818

Page 2 Who we are	E. Magnus Oppenheim Asset Management Inc., Distributor

Who is providing this notice?	E.M.O. Sterling Return LT Fund LP E. Magnus Oppenheim & Co., Inc., Investment Advisor Gemini Fund Services LLC (Administrator)
What we do
How does E.M.O. Sterling Return LT Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does E.M.O. Sterling Return LT Fund collect my personal information?
We collect your personal information, for example, when you
A.     Open an account
B.     Provide account information
C.     Give us your contact information
D.     Make deposits or withdrawals from your account
E.      Make a wire transfer
F.      Tell us where to send the money
G.     Tells us who receives the money
H.     Show your government-issued ID
I.       Show your driver's license
We also collect your personal information from other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only
A.   Sharing for affiliates' everyday business purposes - information about your creditworthiness
B.   Affiliates from using your information to market to you
C.   Sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
A.    E. Magnus Oppenheim & Co., Inc., an investment adviser to the E.M.O. Sterling Return LT Fund, could be deemed to be an affiliate.
B.    E. Magnus Oppenheim Asset Management Inc.., the distributor of E.M.O. Sterling Return LT Fund, could be deemed to be an affiliate.
C.    Gemini Fund Services LLC, provides fund Accounting and Transfer agency Services to the Funds

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies A. E.M.O. Sterling Return LT Fund does not share with nonaffiliates so they can market to you.

Not part of the Prospectus

FOR MORE INFORMATION

A SAI about the Fund has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, a Fund's annual and semi-annual reports and other information about the Fund, or to make inquiries about a Fund, write the Fund c/o Gemini Fund Services LLC 80 Arkay Drive, Suite 110, Hauppauge, NY 11788-3705 or call the Fund at 212-983-1818.

Information about a Fund (including the SAI) can  be reviewed and copied at the SEC's public reference room in Washington, D.C. Information  about the operation  of the public reference room may be obtained  by calling the  SEC at 1-202-551-8090. Reports and other information about Funds are available on the EDGAR  Database  on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the SEC's Public Reference Section, Washington,  D.C. 20549-1520.

Investment Company Act File Number:  _________

PART B

FORM N-1A

STATEMENTS OF ADDITIONAL INFORMATION

E.M.O. STERLING RETURN LT FUND

Retail Shares – Ticker Symbol [XXXXX]
December 31, 2017
E. MAGNUS OPPENHEIM & CO., INC.
Registered Investment Advisor
Member – FINRA and SIPC

261 Madison Avenue, 9th Floor
New York, New York 10016-2303
Telephone 1-212-983-1818

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the E.M.O. Sterling Return LT Fund (“Fund”), dated the same date as this SAI, relating to the Fund’s Shares (“Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund and Annual Reports may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

INVESTMENT HISTORY, OBJECTIVE AND GOALS

E. Magnus Oppenheim & Co., Inc. (E.M.O. & Co., Inc.) was established in 1971 as a Registered Investment Advisor providing proprietary investment research ideas to financial institutions and utilizing this research to manage individual Personal Investment Management Accounts, which are established accounts introduced to a New York Stock Exchange Clearing Firm.

In order to focus greater attention upon E. Magnus Oppenheim & Co., Inc.’s growing proprietary investment research activity, E.M.O. & Co., Inc. setup the No-Load E.M.O. Sterling Return LT Fund LP in 1994 to consolidate new individual accounts.  This development permitted the Investment Research Department to spend more time on stock selection and research as well as the continuing monitoring and supervision of the individual companies in client portfolios.

This no-load diversified mutual fund’s investment objective is to achieve capital appreciation through comprehensive research and value-oriented approaches to investing.  The research, value-oriented approach analyzes differences between the market value of a company's stock and determinations of value of their underlying businesses and net assets.  The no-load Fund seeks to capitalize upon such differences.  The mutual fund's portfolio will include primarily long positions in securities of companies which the Investment Manager believes to be undervalued or where factors indicative of a dynamic business change have been identified by the Investment Manager.  These investment techniques are designed to take an opportunistic approach to investing.  Although the Fund's portfolio may be involved in short-term trading, generally a significant part of the Fund's portfolio will include longer-term positions in securities of companies which the Investment Manager believes to be undervalued, undergoing strategic restructuring or potential acquisition targets.

The mutual fund will invest primarily in securities of U.S. corporations traded on national exchanges or in the NASDAQ over-the-counter market, although investments in non-U.S. securities exchanges may be considered.  Efforts are usually but not exclusively concentrated on companies with broad stock capitalization and where sufficient industry and corporate information is readily available for analysis.  It is anticipated that such securities will consist principally of equity securities, although investments may be made in debt securities, including those convertible into equities, as well as governmental securities.  The Fund does not intend to engage in transactions in commodities or commodity futures.  Since inception, the Fund’s portfolio has been managed by the Investment Management firm of E. Magnus Oppenheim & Co., Inc., a registered investment advisor and member of FINRA and SIPC.

There are no sales charges upon subscription for the common shares, but the Investment Manager may, in certain circumstances, make payments to persons who refer purchasers of common shares.  As the Fund is a no-load fund, there will be no redemption charges upon withdrawal or liquidation.

OTHER INVESTMENT POLICIES

The Fund is a registered open-end management investment company. The Fund was organized on April, 1994, as a limited partnership under the laws of New York State. The primary investment strategies and risks of the Fund are described in the Prospectus. In addition to the principal investment strategies discussed in the Fund’s Prospectus, the Fund may also employ the use of the financial instruments described below in order to achieve its objective. The strategies set forth below are not principal strategies of the Fund. Attached to this SAI is Appendix A, which contains descriptions   of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in this SAI and the Fund’s Prospectus.

Money Market Instruments. The Fund may acquire money market instruments. These may include U.S. government obligations or corporate debt obligations, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks.  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank and are FDIC insured up to $250,000.

Investment Companies. The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds.  The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money  market  fund  (“service  fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund expects to rely on Section 12(d) (1) (F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders   for instructions regarding how to vote the proxy. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, the Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Foreign Securities. The Fund may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges. The Fund may also invest in foreign currency-denominated fixed-income securities.  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, currency exchange rates, expropriation or confiscatory taxation, limitation   on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that the Fund receives from its investments.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or Fund company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Borrowing. The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets.  The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets. In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

Temporary Defensive Positions. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Adviser may determine from time to time that market conditions warrant investing in U.S. government securities, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Adviser may invest up to 100% of the Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund may also hold money market instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1)
Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2)
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(3)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(4)	Invest for the purpose of exercising control or management of another issuer;

(5)
Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment Funds or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(6)
Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(7)
Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund’s net assets. Included within this amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange;

(8)	Participate on a joint or joint and several basis in any trading account in securities;

(9)	Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

(10)	Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non- fundamental policy, the Fund may not:

(1)
Invest in securities of issuers that have a record of less than three years of continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2)
Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, and (b) fixed- time deposits that are subject to withdrawal penalties and have maturities of more than seven days;

(3)
Invest in the securities of any issuer if those officers or “Board” of the Fund and those officers and directors of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities; or

(4)	Make loans of money or securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e. percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and  issuing  senior securities are exceptions to this general rule.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as members of the Board of Directors and officers to the Fund, respectively, as well as the entities that provide services to the Fund.

BOARD OF DIRECTORS AND OFFICERS. The Board is responsible for the management and supervision of the Fund. The Board sets broad policies for the Fund and choose the Fund’s officers. The Board also approve all significant agreements between the Fund, and those companies that furnish services to the Fund; review performance of the Adviser and the Fund; and oversee activities of the Fund. Generally, each Board member and officer serves an indefinite term or until certain circumstances occur such as their resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Director may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The following chart shows information for each Director, including the Directors who are not “Fund’s persons” as defined in the 1940 Act (“Independent Directors”) and the Directors who are “Fund persons” as defined in the 1940 Act (“Interested Directors”), as well as each officer of the Fund. The address of each Director and officer, unless otherwise indicated, is 261 Madison Avenue, 9th Floor, New York, New York 10016-2303.

				Number of Portfolios in Fund
Name, Age, and Address	Position(s) held with Fund/Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
				Interested Director
E. Magnus Oppenheim 261 Madison Avenue, 9th Fl New York, NY 10016 85 years	Sponsor Chief Investment Officer Investment Analyst and Portfolio Manager		Since 1971 Chief Investment Officer and CEO E. Magnus Oppenheim & Co., Inc. RIA and FINRA and SIPC	1	See Bio

The Fund and the Personal Investment Management accounts are invested in the same company recommendations, simplifying the monitoring and supervision of the individual holdings in the portfolio.  Therefore, all holdings are considered “one portfolio.”

Board Structure. The Fund’s Board includes two Independent Directors and one Interested Director. Mr. E. Magnus Oppenheim, an Interested Director, serves as its Chairman of the Board. The Board is also active in four standing committees: an Audit Committee, a Nominating Committee, a Proxy Voting Committee and a Qualified Legal Compliance Committee. These standing committees are comprised entirely of the Independent Directors. Other information about these standing committees is set forth below. The Board does have a single lead Independent Director, while one of the Independent Directors serves as Chairman of the Audit Committee. The Board has determined that the Board’s structure is appropriate given the characteristics, size and operations of the Fund. The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Fund management. The Board reviews its structure annually with the objective of increasing the Board of Directors.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year. The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Fund management, the Fund’s adviser, administrator, transfer agent and distributor, and receives an annual report from the Fund’s Chief Compliance Officer (“CCO”). The Audit Committee also meets with the Fund’s independent certified public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Fund’s financial reporting function. When appropriate, the Board may hold special meetings or communicate directly with Fund management, the CCO, the Fund’s third party service providers, legal counsel or independent certified public accounting firm to address matters arising between regular board meeting or needing special attention. In addition, the Board has adopted policies and procedures for the Fund to help detect and prevent and, if necessary, correct violations of federal securities laws.

Qualification of the Directors. The Fund believes that each of the Directors has the appropriate experience, qualifications, attributes and skills (collectively “Directors Attributes”) to serve as a Director to the Fund in light of the Fund’s business and structure. Among the Director Attributes common to each of the Directors are their ability to evaluate, question and discuss information about the Fund, to interact effectively with the other Directors, Fund management, the CCO and Fund third party service providers, legal counsel and the independent certified public accounting firm, and exercise business judgment in the performance of their duties as Directors. Each of the Directors also has many years of investment experience and thus has gained substantial mutual fund knowledge, experience and insight as to the business and operations of a mutual fund, including this Fund.

In addition to the Director Attributes listed above, each of the Directors has additional Directors Attributes including, among other things, the Director Attributes as provided in the “Directors and Executive Officers” table above and as follows:

Mr. Oppenheim founded the predecessor to E. Magnus Oppenheim & Co., Inc. in 1971. He is also President of E.M.O. Asset Management, Inc., the General Partner of the E.M.O. Sterling Return LT Fund. Mr. Oppenheim’s involvement in equity research and portfolio management spans five decades, displaying an uncommon amalgamation of investment and entrepreneurial achievement. Prior to founding the firm, Mr. Oppenheim was a General Partner at S.D. Cohn & Co., Inc., member New York Stock Exchange, where he was Director of Institutional Research.

Mr. Oppenheim completed all coursework and exams except orals and dissertation towards a Ph.D. in economics and finance at the New York University Graduate School of Business Administration. Mr. Oppenheim received his M.A. in Economics from the Graduate Faculties and his M.B.A. in Finance from the Graduate School of Business, both of Columbia University. He earned his B.A. cum laude from the College of the City of New York, where he was also recipient of the Eibschutz Scholarship and the New York Foundation Award.

Mr. Oppenheim has authored articles on economics and finance published in the Journal of Commerce and Banker’s Monthly Magazine.

Professional Affiliations
Conferred Lifetime Membership, The New York Society of Securities Analysts.
Executor, Estate of Evelyne T. Pontone.

Previous Professional Affiliations
Member, Philadelphia-Baltimore-Washington Stock Exchange.
Vice-Chairman, Alliant Computer Systems Corporation Creditors Committee.
Member, The Association for Investment Management and Research (now CFA Institute).

Not-For-Profit Affiliations
President, E. Magnus Oppenheim Foundation.
Trustee, Evelyne and Lillian Pontone Charitable Trust.
Director, Manhattan Day School.
Director, The International Synagogue – JFK Airport.
Director, Ariel-United Israel Institutions.

Previous Not-For-Profit Affiliations
Director, Union of Orthodox Jewish Congregations of America.
Chairman, Salute to Israel Parade Finance Committee.
Chairman, Yeshiva Rabbi Moshe Soleveichik Alumni Committee.
Member, New York City Port Council for Development and Promotion.
Chairman, 66th Assembly District Democratic County Committee.
Alternate Delegate, 1976 Democratic National Convention.
Observer, 1978 White House Conference on Balanced Growth and Economic Development.
Director, Religious Zionists of America.
Member, Advisory Council, The Wall Street Synagogue.
Member, Advisory Council, New York Board of Rabbis,

Business Interest
E. Magnus Oppenheim Asset Management, Inc.
Elmshorn Estates, Principal

SENIOR INVESTMENT AND PORTFOLIO MANAGER
Mrs. Abdulla joined the firm in 2005 and is responsible for equity research and portfolio management. Prior to joining E. Magnus Oppenheim & Co., Inc., Salma worked as a Proprietary Futures Trader at Penson GHCO, clearing member of the Chicago Board of Trade.

Mrs. Abdulla received a Master of Science degree from the London School of Economics and Political Science (2003) and earned a Bachelor of Commerce degree from McGill University (2002). She holds the Chartered Financial Analyst (CFA) and Chartered Market Technician (CMT) designations.

The Board has determined that each of the Directors’ and officers’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Directors to effectively participate in and contribute to the Board’s functions and oversight of the Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Directors Standing Committees. The Directors have established the following standing committees:

Audit Committee: The Independent Directors are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Directors. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Fund’s last fiscal year.

Nominating Committee: The Independent Directors are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints Independent Directors to fill vacancies on the Board of Directors and to stand for election at meetings of the shareholders of the Fund. The nomination of Independent Directors is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Fund.

Proxy Voting Committee: The Independent Directors are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board of Directors or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Fund’s Proxy Voting Policy and recommend any changes to the Board of Directors as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to the which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary.

Qualified Legal Compliance Committee: The Independent Directors are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Fund, its officers, Directors or agents. The Qualified Legal Compliance Committee meets only as necessary.

Beneficial Equity Ownership Information and Ownership of Securities of Adviser, Sponsor/Distributor, or Related Entities. As of 30 days prior to the date of this SAI, the limited partnership Fund had no common shares outstanding but partnership units.  Mr. E. Magnus Oppenheim possessed a 10.36% investment partnership interest in the Fund, his son, Dr. Jay Joshua Oppenheim, a 0.08% investment interest and his wife, Rachel Eldad Oppenheim, 1.32% investment interest in the Fund.

Compensation. Directors and officers of the Fund who are interested persons of the Fund or the Adviser will receive no salary or fees from the Fund. Other Directors will receive an annual fee each year. The Fund will also reimburse each Director and officer for his or her expenses relating to attendance at such meetings. The table below reflects the amount of compensation received by the investment advisor and the general partner in 2017.

Name of Person	Aggregate Compensation from the Fund	Retirement Benefits Accrued as Part of Fund Expenses	Pension or Estimated Annual Benefits	Total Compensation from Fund Paid to Directors
Independent Directors
	$	None	None	$
	$	None	None	$
	$	None	None	$
Interested Directors
E. Magnus Oppenheim	None	None	None	None
	None	None	None	None

Codes of Ethics. The Fund, the Adviser, and the Sponsor/Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser, and the Sponsor/Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program. The Fund has adopted an anti-money laundering program, as required by applicable law that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Fund’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Directors.

Proxy Voting Policies. The Fund has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to   vote proxies for the Fund, subject to oversight of the Board. A copy of the “Board’s” Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, will be available upon request, without charge, by calling the Fund at 1-212-983-1818. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of 30 days prior to the date of this SAI, the Fund had no common shares outstanding.  Once the Fund is registered and the common shares floated, Mr. Oppenheim would possess a 10.36% interest in the Fund’s common shares.

INVESTMENT ADVISER. Information about the Adviser, E. Magnus Oppenheim & Co., Inc., 261 Madison Avenue, 9th Floor, New York, New York 10016 and its duties and compensation as Adviser to the Fund is contained in the Prospectus for the Fund. The Adviser supervises the Fund’s investments pursuant to the investment advisory agreement for the Fund (“Advisory Agreement”).  The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Directors or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days’ notice by the Fund (as approved by the Directors or by vote of a majority of the Fund’s outstanding voting securities) or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Directors. The Adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Directors to execute purchases and sales of securities. The portfolio managers for the Fund are E. Magnus Oppenheim and Salma Abdulla, CFA, CMT. Mr. Oppenheim and Ms. Abdulla are primarily and jointly responsible for the daily operations of the Fund. They are assisted by Lonette Durrant, Administrator. The principal shareholder of the Adviser is E. Magnus Oppenheim. Mr. Oppenheim also controls the Fund’s Sponsor/Distributor, E. Magnus Oppenheim Asset Management Inc.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

As compensation for its services, the Adviser will receive a monthly or quarterly management fee based on the Fund’s daily net assets at an annual rate of 1.25% of assets up to $15 million and 1% on assets exceeding $15 million.

Portfolio Managers: Mr. Oppenheim and Mrs. Abdulla, the Fund’s portfolio managers, are primarily and jointly responsible for the daily operations of the Fund.

Compensation. Mr. Oppenheim, President and Mrs. Abdulla, Senior Portfolio Manager and Senior Investment Analyst of the Adviser, and their respective compensation consists of a fixed annual salary. The portfolio manager’s compensation is not linked to any specific factors, such as the Fund’s performance or asset level.

Ownership of Fund Shares. As of the date of this SAI, the Fund is new and there have been no securities available for ownership.

Other Accounts. In addition to the Fund, Chief Investment Officer and the Senior Portfolio Manager are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of May 31, 2018:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mr. Oppenheim	1	$19.0 million	0	0	54	$35.0 million
Mrs. Abdulla	1	$19.0 Million	0	0	54	$35.0 million
Accounts where	0	0	0	0	0	0
advisory fee is
based upon account
performance

Conflicts of Interests. Mr. Oppenheim and Mrs. Abdulla’s management of “other accounts” may give rise to potential conflicts of interest in connection with his respective management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may include pension plans, foundations, endowments, mutual funds, and private clients (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.   While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.

Investment Opportunities: The Adviser provides investment supervisory services for a number of investment products   that have varying investment guidelines. The portfolio manager works across different investment products. Differences in the compensation structures of the Adviser’s investment products may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR AND TRANSFER AGENT. Gemini Fund Services LLC, with principal business offices at 80 Arkay Drive, Hauppauge, NY 11788, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Fund pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, Gemini is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

Under the Services Agreement, the Fund pays Gemini a base fee of $[TBA] per year for services to the Fund; plus an additional fee at the following rate:

[To be added.]

In addition, Gemini is entitled to reimbursement for certain out-of-pocket expenses. Unless sooner terminated as provided therein, the Services Agreement between the Fund and Gemini will continue on a year to year basis unless terminated by either the Fund or Gemini.

SPONSOR AND DISTRIBUTOR. E. Magnus Oppenheim Asset Management, Inc., 261 Madison Avenue, 9th Floor, New York, NY 10016, is the principal sponsor and distributor of Fund shares pursuant to a Distribution Agreement with the Fund.  The Distributor, which is affiliated with the Adviser, serves as exclusive agent for the distribution of the shares of the Fund. The Distributor may sell such shares to or through qualified securities dealers or others. The Distributor receives commissions consisting of that portion of the sales charge for Fund Shares remaining after the discounts that it allows to dealers.

Mr. E. Magnus Oppenheim, President, is an affiliated person of the Fund, and also affiliated person of the Adviser and the Distributor.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Investing in  the  Fund - Distribution of the Fund’s Shares” in the Prospectus). As required by Rule 12b-1, the Plan (together with the  Distribution  Agreement) has been approved by the Directors and separately by a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Directors annually.

Under the Plan, the Fund may expend up to 0.35% of the Fund’s average daily net assets annually to finance any activity primarily intended to result in the sale of Fund Shares and the servicing of shareholder accounts, provided the Directors have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells Fund Shares, may not exceed 0.25% of the Fund’s Shares’ average annual net asset value.

The Plan is of a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund Shares regardless of the level of expenditures made by the Distributor. The Directors will, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and  shareholder reports for prospective shareholders with respect to the Fund; (ii) those relating to  the  development, preparation,  printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Shares of  the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s Shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Fund shares regarding the Fund’s  investment  objectives and policies and other information about the Fund; (v) training sales personnel regarding the Fund;  and  (vi)  financing  any other activity that the Distributor determines is primarily intended to result in the sale of Fund Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund Shares.

SUB-DISTRIBUTOR. The Fund and the Distributor may enter into an Sub-Distribution Agreement with Gemini Fund Services, LLC (“Gemini”) under which Gemini provides certain assistance to the Distributor in connection with processing purchases, redemptions and other transactions involving shares of the Fund through the National Securities Clearing Corporation. Under the terms of the Sub-Distribution Agreement, the Distributor is responsible for paying Gemini for its services.

CUSTODIAN. The Kingdom Trust Company, (“Custodian”), 1105 State Route, 121 N / Suite B, Murray, KY 42071, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund as described above in the section entitled “Fund Accountant and Administrator.”

INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM. The Directors have selected the firm of David M. Brickman, C.P.A, 270 Madison Avenue, Suite 1500, New York, NY 10016, to serve as the independent certified public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

The independent certified public accounting firm audits the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual unaudited reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. [TBA], serves as legal counsel to the Fund and the Board.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the common shares of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions that may be imposed under the Fund’s contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for the Fund for any given year might have been greater or less than its average for the entire period.

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund’s performance for any specified period in the future.

The Fund may also compute the “cumulative total return” of each class of shares of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner as average annual total return except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return assume that no sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund will quote total return information that does not reflect the effects of a sales load.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that no sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume that no sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period.  The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund’s performance for  any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, an index that is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

Lipper Analytical Services, Inc., which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing. Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

From time to time, the Fund may include in advertisements and other communications information on the value of investing in mid-cap stocks, including without limitation their performance over time, their characteristics, and the case for mid-cap stock investing.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Fund has adopted, and the Directors have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Directors that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. The Adviser is authorized to cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith  that  such  commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Fund. The Directors will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Adviser may also utilize a brokerage firm affiliated with the Fund or the Adviser (including the Distributor, an affiliate of the Adviser) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser or an affiliated person of the Adviser (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, or an affiliated person of the Adviser, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner that the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, Funds, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan will enable shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) that will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $250,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”). A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Fund – Redeeming Your Shares - Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long- term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60- days’ written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-212-983-1818 or by writing to:

E.M.O. Sterling Return LT Fund
c/o Gemini Fund Services, LLC
80 Arkay Drive / Suite 110
Hauppauge, NY 11788-3705

PURCHASES IN KIND. The Fund may accept securities in lieu of payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund – Purchase and Redemption Price” in the Prospectus.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Investing in the Fund – Redeeming Shares - Signature Guarantees”); and (v) any additional documents that are required for transfer by corporations, administrators, executors, Directors, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Directors have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund’s policy, the Fund and Adviser generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-212-983-1818. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, that are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Adviser may share non-public portfolio holdings information with the Fund’s service providers, that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, proxy voting services (as identified in the Adviser’s Proxy Voting Policy included in Appendix B to this SAI), independent certified public accounting firm and legal counsel as identified in the Fund’s Prospectus and SAI, and financial typesetters and printers such as V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., PrinterLink Communications Group, Inc. and Filepoint EDGAR Services, that the Fund may engage for, among other things, the edgarizing, typesetting, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Adviser determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Directors.  The Adviser and Administrator are required to report to the Directors any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received subject to the order being received by the Fund in good form. Net asset value per share is calculated for purchases and redemptions of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, that are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier) as described under “Net Asset Value” below. The Fund’s net asset value per share is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time  regular   trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, a minimum initial investment of $1,000 applies to Directors, officers, and employees of the Fund; the Adviser and certain parties related thereto; including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. Accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

DEALERS. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC  may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under “Investing in the Fund – Redeeming Your Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future that would, in the opinion of the Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Directors may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

NET ASSET VALUE

The net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE, currently 4:00 p.m., New York time, Monday through Friday, except when the NYSE closes earlier. The Fund’s net asset value per share of each Class of shares is not calculated on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of the Fund will not be calculated.

The net asset value per share of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds. Income, realized and unrealized capital gains and losses, and any expenses of the Fund are allocated to the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund that are normally expensed.  Certain expenses attributable to the Fund (such as distribution and service fees) will be charged against that Fund. Certain other expenses (such as registration fees, professional fees, and certain printing and postage expenses) may also be charged against the Fund if with the Directors approval. Subject to the provisions of the Fund’s Amended and Restated Incorporation of Fund (“Incorporation of Fund”), determinations by the Directors as to the liabilities, and general assets, with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Directors. In valuing the Fund’s total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Directors.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies, and net income derived from an interest in a “qualified publicly traded partnership” as defined in Code section 851(h). Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or Fund is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or Fund.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals. For tax years beginning after December 31, 2017, the long-term capital gains rate for individual taxpayers is currently at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

For tax years beginning after December 31, 2017 and after, certain individuals, estates and Funds must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.  Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long- term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders after December 31, 2018, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Mutual fund companies must report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2018 (“Covered Shares”). Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder.  Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method.  If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross  proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form  W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

As required by Section 1471 of the Code, known as the Foreign Account Tax Compliance Act, commencing in 2014, the Fund will  be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

It is the policy of the Fund to comply with the provision of the Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

COMMON SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, and in this event, the holders of the remaining shares voting will not be able to elect any Directors. The rights of shareholders may not be modified by less than a majority vote. The Directors will hold office indefinitely, except that: (1) any Director may resign or retire and (2) any Director may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (b) at any meeting of shareholders of the Fund by a vote of two-thirds of the outstanding shares of the Fund; or (c) by a written Declaration signed by shareholders holding not less than two- thirds of the outstanding shares of the Fund and filed with the Fund’s custodian. Shareholders have certain rights, as set forth in the Declaration of the Fund, including the right to call a meeting of the shareholders. Shareholders holding not less than 10% of the shares then outstanding may require the Board to call a meeting, and the Board are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy on the Board of Directors shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Directors, and the Fund does not expect to have an annual meeting of shareholders.

In the event of a liquidation or dissolution of the Fund would be entitled to receive the assets available for distribution belonging to such series. Shareholders are entitled to participate equally in the net distributable assets of the Fund involved in the liquidation, based on the number of shares that are held by each shareholder. Any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to the Fund, the Board shall allocate them as they, in their sole discretion, deem fair and equitable.

The Bylaws of the Fund provides that the Board will not be liable in any event in connection with the affairs of the Fund, except as such liability may arise from his/her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exception stated, the Incorporation provides that a Director or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Under New York State law, a shareholder of a New York business company may be held liable as a shareholder under certain circumstances. The Bylaws of the Fund, however, contains an express disclaimer of shareholder liability for its acts or obligations. The Incorporation of Fund provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. In addition, the operation of the Fund as an investment company would not likely give rise to liabilities in excess of its assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Fund as a newly registered open-ended No-Load Mutual Fund has not yet issued a financial statement.  However, the predecessor Limited Partnership has issued annual financial statements which is exhibited together with exhibits portraying the Fund’s performance record.

1)	2017 Annual Financial Statement and Supplementary Information with Auditor’s Report for E.M.O. Sterling Return LT Fund L.P.

2)	Updated Schedule of quarterly Net Asset Values (NAV) per Fund share.

3)	Graphs.

Progress of Net Asset Value per share – from inception 4/20/94 through 12/31/17.

(b) Growth of $150,000 from inception to December 31, 2017.

The financial statement may be obtained by writing to the Fund or call the Fund at 212-983-1818.

E.M.O. STERLING RETURN LT FUND L.P.
(a limited partnership)

FINANCIAL STATEMENTS
AND SUPPLEMENTARY INFORMATION

December 31, 2017

With Independent Auditor's Report

DAVID M. BRICKMAN

CERTIFIED PUBLIC ACCOUNTANT

TABLE OF CONTENTS

PAGE

INDEPENDENT AUDITOR'S REPORT FINANCIAL STATEMENTS	60-61

STATEMENT OF ASSETS AND LIABILITIES	62

STATEMENT OF OPERATIONS	63

STATEMENT OF CHANGES IN NET ASSETS (PARTNERS' CAPITAL)	64

STATEMENT OF INVESTMENTS IN SECURITIES	65-66

NOTES TO FINANCIAL STATEMENTS	67-70

SUPPLEMENTARY INFORMATION	71

SCHEDULE OF QUARTERLY NET ASSET VALUES PER FUND SHARE	72

DAVID M. BRICKMAN
CERTIFIED PUBLIC ACCOUNTANT

270 MADISON AVENUE, SUITE 1500

NEW YORK, NEW YORK 10016

(212) 687-7215
FAX:  (212) 370-4024

INDEPENDENT AUDITOR'S REPORT

To the Partners of E.M.O. Sterling Return LT Fund L.P.
(A limited partnership)

We have audited the accompanying financial statements of E.M.O. Sterling Return LT Fund L.P. (a limited partnership), which comprise the statement of assets and liabilities, including the statement of investments in securities, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets (partners' capital) for each of the two years in the period then ended and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

The general partner is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the

DAYID M. BRICKMAN
CERTIFIED PUBLIC ACCOUNTANT

270 MADISON AVENUE, SUITE 1500
NEW YORK, NEW YORK 10016

(212) 687-7215
FAX:  (212) 370-4024

INDEPENDENT AUDITOR'S REPORT

Auditor's Responsibility (Continued)

Effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E.M.O. Sterling Return LT Fund L.P. as of December 31, 2017, and the results of its operations for the year 'then ended and the changes in its net assets (partners' capital) for each of the two years in the period then ended in accordance with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The Schedule of Quarterly Net Asset Values Per Fund Share on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

May 24, 2018

E.M.O. STERLING RETURN LT FUND L.P
(a limited partnership)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

Assets

Cash in money market fund	$2,650,964
Investment in securities-at fair value (cost $9,378,966) Receivable	15,028,555
For dividends	17,177
Receivable for brokerage fee Total Assets	10
17,696,706

Liabilities:

Management fee payable Total

Liabilities	52,925

Net Assets (Partners' Capital)	$17,643,781

The accompanying notes are an integral part of these financial statements.

E.M.O. STERLING RETURN LT FUND L.P.
(a limited partnership)

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

Investment income

Dividends	$202,674
Interest	2,368
Total investment income	205,042

Expenses
Management fees	199,992
Total expenses	199,992

Net investment income	5,050

Realized gain and unrealized appreciation of investments

Net realized gain from investments	67,572
Increase in unrealized appreciation of investments	3,495,055
Net realized gain and unrealized appreciation of investments	3,562,627

Net increase in net assets resulting from operations	$3,567,677

The accompanying notes are an integral part of these financial statements.

E.M.O. STERLING RTURN LT FUND L.P.
(a limited partnership)

STATEMENT OF CHANGES IN NET ASSETS (PARTNERS' CAPITAL)
YEARS ENDED DECEMBER 31, 2017 and 2016

	2017	2016
Increase (decrease) in net assets resulting from operations:
Net investment income	$5,050	$(6,041)
Net realized gain from investments	67,572	236,135
Net change in unrealized appreciation of investments	3,495,055	461,475
Net increase in net assets resulting from operations	3,567,677	691,569

Partners' capital contributions	361,851	113,788

Partners' capital withdrawals	(384,150)	(103,825)
Net increase in net assets	3,545,378	701,532
Net assets (Partners' Capital):
Beginning of year	14,098,403	13,396,871

End of year	$17,643,781	$14,098,403

The accompanying notes are an integral part of these financial statements.

E.M.O. STERLING RETURN LT FUND L.P.
(a limited partnership)

STATEMENT OF INVESTMENTS IN SECURITIES
YEAR ENDED DECEMBER 31, 2017

	No. of		Market	Percent of
Assets	Shares	Cost	Value	Net Assets
COMMON STOCK

Aerospace/Defense
General Dynamics	5,105	557,817	1,038,612	5.89

Payment Services
PayPal Holdings Inc.	19,250	674,878	1,417,185	8.03
VISA Inc.	8,260	653,289	941,805	5.34
	27,510	1,328,167	2,358,990	13.37

Footwear
Nike Inc.	8,755	193,943	547,625	3.10

Healthcare Equipment
Baxter International Inc.	17,535	712,791	1,133,463	6.42
Varian Medical Systems Inc.	9,595	636,466	1,066,484	6.04
	27,130	1,349,257	2,199,947	12.46
Industrial Conglomerates
General Electric	21,585	430,540	376,658	2.13

Internet lndustrv

Alphabet Inc.	1,000	773,764	1,046,400	5.93
eBay Inc.	29,070	700,204	1,097,102	6.22
	30,070	1,473,968	2,143,502	12.15
Metals and Mining
BHP Billiton Ltd.	24,750	778,754	1,138,253	6.45

(CONTINUED)

The accompanying notes are an integral part of these financial statements.

E.M.O. STERLING RETURN LT FUND L.P.
(a limited partnership)

STATEMENT OF INVESTMENTS IN SECURITIES

YEAR ENDED DECEMBER 31, 2017

	No. of		Market	Percent of
Assets	Shares	Cost	Value	Net Assets

COMMON STOCK (continued)

Pharmaceuticals and Biopharmaceuticals
Gilead Sciences Inc.	4,630	355,665	331,693	1.88
Merck & Co., Inc.	15,500	764,066	872,185	4.94
Pfizer Inc.	23,120	660,305	837,406	4.75
	43,250	1,780,036	2,041,284	11.57

Software Application and Software Systems
Adobe Systems Inc.	4,300	197,705	753,852	4.27
Fortinet Inc.	27,850	852,477	1,216,767	6.90
Microsoft Corp.	14,185	436,302	1,213,385	6.88
	46,335	1,486,484	3,183,684	18.05

TOTAL COMMON STOCK		9,378,966	15,028,555	85.17

The accompanying notes are an integral part of these financial statements.

E.M.O. STERLING RETURN LT FUND L.P.
(a limited partnership)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 1 - DESCRIPTION OF OPERATIONS

E.M.O. Sterling Return LT Fund LP. (a limited partnership) began operations April 20, 1994. It was formed pursuant to the laws of New York State to invest in stocks and bonds.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by E.M.O. Sterling Return LT Fund LP. in the preparation of its financial statements:

•	Security valuation

All investments in securities are reported at their fair value, as described in Note 3.

•	Income taxes

The Partnership is not subject to income taxes; its partners are taxed on their share of partnership taxable income.

•	Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E.M.O. STERLING RETURN LT FUND L.P.
(a limited partnership)

NOES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

•	Securities transactions and related income

The Partnership records securities transactions based on the trade date (the date on which the buy or sell order is executed). Dividend income is recognized on the ex-dividend date, and Interest income and expenses are recorded on the accrual basis.

NOTE 3- SECURITIES VALUATION

I.	Hierarchy of fair value inputs

A company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical securities that a company has the ability to access.

•
Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for securities either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•
Level 3. Unobservable inputs for securities to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing a security, and that would be based on the best information available.

E.M.O. STERLING RETURN LT FUND L.P.
(a limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 3 - SECURITIES VALUATION (continued)

II.	Fair value measurements

The Partnership's investments consist solely of equity securities (common and preferred stock) traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at their last reported sales price as of the last business day of the year without adjustments. Accordingly, they are categorized in Level 1 of the fair value hierarchy.

NOTE 4 - FUND ACCOUNTING SERVICES

The general partner engages Gemini Fund Services LLC to perform the accounting of the Fund's securities transactions and financial activity as well as calculating partner valuations.

NOTE 5 - RELATED PARTY TRANSACTIONS

Mr. E. Magnus Oppenheim is the principal controlling shareholder of E. Magnus Oppenheim & Co., Inc., Registered Investment Advisor, the investment advisor to the partnership, and is the principal and controlling shareholder of the general partner, E. Magnus Oppenheim Asset Management, Inc. Mr. Oppenheim is a limited partner as well.

Securities purchased and sold by the Partnership are executed by E. Magnus Oppenheim & Co., Inc., a member of FINRA and SPIC, which charges regular institutional rate commissions.

The general partner pays all regular operating expenses on behalf of the Partnership. Extraordinary or nonrecurring expenses, as reasonably determined by the general partner, may be charged to the partnership.

The Partnership pays the general partner an annual management fee of 11/4% of the fair value of partnership net assets up to $15 million, and 1% of the fair value of partnership net assets exceeding $15 million.

E.M.O. STERLING RETURN LT FUND L.P.
(a limited partnership)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6- SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

At December 31, 2017, the Partnership's cash totaling $2,650,964 was held in its custodial account at the Kingdom Trust Company. This balance is in excess of FDIC insurance limits.

NOTE 7 - FINANCIAL HIGHLIGHTS

In accordance with regulatory requirements for financial reporting by all investment companies (including funds that are exempt from registration requirements), the Partnership has included below certain financial highlight information.

The ratios and total return shown below are calculated based on limited partnership interests only taken as a whole. An individual limited partner's ratios and total return may vary from those shown below due to the timing of capital contributions and withdrawals.

The ratios and total return shown below are calculated based on limited partners' weighted-average net assets after the deduction of the annual management fee for the year:

Expenses	1.24%

Net investment income	0.03%

Total return	25.37%

SUPPLEMENTARY INFORMATION

E.M.O. STERLING RETURN LT FUND L.P.
(a limited partnership)

SCHEDULE OF QUARTERLY NET ASSET VALUES PER FUND SHARE
April 20, 1994
At Inception

		March 31		June 30	September 30	December 31
$50.00	1994	$	N/A	$50.81	$52.09	$52.03
	1995		55.89	59.79	61.94	61.93
	1996		61.81	62.65	57.21	58.97
	1997		58.11	67.71	74.55	70.16
	1998		83.06	76.92	63.98	76.21
	1999		72.28	95.06	89.17	124.80
	2000		132.89	136.28	130.92	115.83
	2001		124.27	162.75	104.76	130.32
	2002		123.10	101.87	87.04	97.30
	2003		92.74	113.82	126.93	153.29
	2004		177.19	181.75	167.40	202.33
	2005		161.24	172.62	190.91	213.16
	2006		235.89	222.71	231.46	237.71
	2007		228.11	262.08	264.53	243.42
	2008		239.33	249.64	210.41	155.18
	2009		142.50	176.96	215.10	209.53
	2010		224.09	195.60	209.33	220.56
	2011		224.51	214.60	174.77	192.31
	2012		208.99	187.42	194.53	200.26
	2013		217.88	217.55	232.22	253.94
	2014		263.08	264.19	259.78	270.44
	2015		271.08	273.70	262.05	270.80
	2016		269.57	287.07	282.18	284.74
	2017		309.48	326.23	339.82	356.98

APPENDIX A

DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized statistical rating organizations (each, a “NRSRO”) are described below. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of securities in which the Fund may invest should be reviewed quarterly and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds that are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated A-1+. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC. Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”): Long-Term Ratings
AAA – Highest credit quality. The rating AAA denotes the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible default risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high credit risk. A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk. Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.

Short-Term Ratings

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.” The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B

PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Fund’s Proxy Voting and Disclosure Policy and
(2)	the Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

E.M.O. STERLING RETURN LT FUND
PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the E.M.O. Sterling Return LT Fund (“Fund”) disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Fund’s Board of Directors (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Adviser

The Board believes that E. Magnus Oppenheim & Co., Inc., the investment adviser to the E.M.O. Sterling Return LT Fund, is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund; and
(2)
to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent Directors of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by the Adviser.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Fund’s Proxy Voting Committee (as defined below). In addition, provided the Adviser is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal  underwriter nor an affiliated person of the principal underwriter has influenced the Adviser with respect to a matter to which the Fund is entitled to vote, a vote by the Adviser shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with the Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2018, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV          Recordkeeping

The Fund shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding the Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V          Proxy Voting Committee

A.	General

The proxy voting committee of the Fund (“Proxy Voting Committee”) shall be composed entirely of independent Directors of the Board and may be comprised of one or more such independent Directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Fund counsel at the expense of the Fund if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Fund’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

E.M.O. Sterling Return LT Fund
Proxy Voting Policies and Procedures

The Fund advisor maintains a flexible attitude towards corporate proxy proposals.  Nevertheless, there are some underlying voting guidelines it will adhere to.

A.
Proposal for election of directors – as an investment firm we firmly believing that the quality of management is of utmost importance in selecting a company to invest in.  Thus, we are adverse to just granting the Board a “clean bill of health” so that it becomes accustomed to being renewed annually.  Hence, except under conditions of takeover attack, or a large shareholder attempting to replace management, our Fund will normally vote against management.

B.
On proposals concerning executive compensation, incentive plans and awarding equity compensation, our vote would strongly consider the best interests of shareholders and the amount of dilution that ensues.  Our policy looks for a “pay for performance” philosophy and an annual “say-on-pay” vote by shareholders.

C.	On the ratification of the selection of an independent auditor, our firm would always vote “yes” if it is in the best interest of the company.

D.
Other proposals, such as merger, stock incentive and executive compensation plans again is dependent whether it would create a stronger alignment with shareholders and is in the best interests of the company.

V1          Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of November, 2017.

PART C FORM N-1A

OTHER INFORMATION AND EXHIBITS

APPENDIX C

Investment Advisory Agreement between E. Magnus Oppenheim & Co., Inc. as advisor with respect to E.M.O. Sterling Return LT Fund.

E.M.O. Sterling Return LT Fund L.P.
261 Madison Avenue / 9th Floor
New York, NY 10016

(212) 983-1818

CONFIDENTIAL MEMORANDUM

E.M.O. Sterling Return LT Fund, L.P. is a private investment limited partnership which seeks capital appreciation through comprehensive research and value-oriented approaches to investing. This Confidential Memorandum relates to the initial offering of limited partnership interests. Prospective Limited Partners should carefully read and retain this Confidential MEMORANDUM.

February 24, 1994

(as amended May 10, 2013)

THE LIMITED PARTNERSHIP INTEREST OF E.M.O. Sterling Return LT Fund, L.P. HAVE NOT BEEN FILED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER STATE OR FEDERAL GOVERNMENTAL AGENCY OR ANY NATIONAL SECURITIES EXCHANGE. NEITHER THE COMMISSION NOR ANY SUCH AGENCY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS OFFERED HEREBY.

GENERAL PARTNER:       E. Magnus Oppenheim Asset Management Inc., a New York corporation, is the General Partner of the Partnership (the "General Partner"). The Partnership's portfolio will be managed by the General Partner, who has Engaged E. Magnus Oppenheim & Co., Inc., a registered investment advisor and affiliate of the General Partner to render advisory services (the "Investment Advisor"). The Investment Advisor is also a licensed broker-dealer that will execute trading for the Partnership, under the direction of the General Partner.

The General Partner will make an initial aggregate capital contribution of not less than $100,000 to the Partnership. The General Partner also intends to acquire one limited partnership Unit for $150,000.

TERM:       Through December 31, 2064. However, the General Partner may terminate the Partnership at any time and for any reason.

INITIAL CAPITAL CONTRIBUTION:        $150,000 minimum, subject to the discretion of the General Partner to accept lesser amounts. There is no minimum amount of investment that must be made before the partnership will commence and there is no maximum offering, except that the Partnership will not permit more than 100 investors.

SALES COMMISSIONS:          There will be no sales commissions or charges on sales of Interests to the Limited Partners. However the General Partner may make payments to third parties for introducing Limited Partners to the Partnership. (See "Allocation of Gains and Losses.")

ADDITONAL CAPITAL CONTRIBUTIONS:          Partners may make additional capital contributions at any time, effective as of the first day of the fiscal quarter following receipt of such contribution by the Partnership.

E.M.O. Sterling Return LT Fund, L.P. (the "Partnership") will be organized as a New York limited partnership and will operate as a private investment partnership. The Partnership's investment objective is to achieve capital appreciation through comprehensive research and value-oriented approaches to investing. The research, value-oriented approach analyzes differences between the market value of a company's stock and determinations of value of their underlying businesses and net assets .The partnership seeks to capitalize upon such differences. The Partnership's portfolio will include primarily long positions in securities of companies which the General Partner believes to be undervalued or where factors indicative of a dynamic business change have been identified by the General Partner. These investment techniques are designed to take an opportunistic approach to investing. Although the Partnership's portfolio may be involved in short-term trading, generally a significant part of the Partnership's portfolio will include longer-term positions in securities of companies which the General Partner believes to be undervalued, undergoing strategic restructuring or potential acquisition targets.

The Partnership will invest primarily in securities of U.S. corporations traded on national exchanges or in the over-the counter market, although investments in non-U.S. securities exchanges respectively and in the over-the-counter market. Efforts are usually but not exclusively concentrated on companies with broad stock capitalization and where sufficient industry and corporate information is readily available for analysis. It is anticipated that such securities will consist principally of equity securities, although investments may be made in debt securities, including those convertible into equities, as well as governmental securities. The Partnership's portfolio will be managed by the General Partner, who will engage E. Magnus Oppenheim & Co., Inc., a registered investment advisor as the investment advisor for the Partnership. The Partnership does not intend to engage in transactions in commodities or commodity futures. (See "Investment Objective and Philosophy").

Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Fund.

APPENDIX D

KINGDOM TRUST

January 5, 2017

E.M.O. Sterling Return LT Fund L.P.
14 East 38th Street, 14th Floor
New York, NY 10016

In Re:          Qualified Custodial Services Pricing Proposal For E.M.O. Sterling Return LT Fund

Dear E. Magnus Oppenheim:

Please let this letter serve as the Kingdom Trust Company's proposal to provide Qualified Custodial Services to E.M.O. Sterling Return LT Fund (hereinafter referred to as Oppenheim.

Based upon our review of the information provided, we propose to establish a custodial account for the 1 fund held by Oppenheim. In total, the assets of the fund equals approximately $14,000,000.00. Based upon that information provided, we will provide the service listed below to this account. The services include the mailing of a quarterly statement for the accounts to Oppenheim and its 70 investors. The statements will show the assets contained in each fund account and any activity in each fund account for each reporting period.

The Custodial Services we will provide include:

L The establishment of the Custodial Account for assets (securities and cash) held by Oppenheim.
•	Transferring the assets into the Custodial Account for each, but not reregistering the assets. This will be a document custody relationship only.
•	Provide cash management as necessary to complete the transactions as instructed by Oppenheim or its authorized representatives.
•	Monitor, maintain and/or dispose of Custodial Assets as directed by Oppenheim or its authorized representatives.
•	Keep timely and accurate records of deposits, disbursements and/or other applications of the Custodial Assets.
•	Prepare, maintain and mail statements on a quarterly basis to Oppenheim and its 70 investors to be named by Oppenheim.
•	Co-operate fully with Oppenheim's auditors as required to verify the assets owned by Oppenheim and held by Kingdom.

Please note that throughout this relationship, the Custodial Assets will at all times remain segregated from the proprietary property  of the Kingdom Trust Company.  In addition, Kingdom does not pledge, hypothecate or re-hypothecate Custodial Assets.

I I 05 State Route 121 N, Suite B I PO Box 870 I Murray, KY -1207 1 I Office 270.226. I000 I Toll-Free:.888 .753.697

In return for the services articulated above, Kingdom will charge a one-time setup fee equal to Three Thousand Dollars ($3,000.00) per account due upon the signing of a Custodial Services Agreement and an annual maintenance fee per account as outlined below. For this initial account Kingdom will allow the setup fee in two monthly installments of $1,500.00 each.
Incremental Tier
$0.01	$50,000,000.00	5 bps	0.0005
$50,000,000.01	$150,000,000.00	4bps	0.0004
$150,000,000.01	$500,000,000.00	2 bps	0.0002
$500,000,000.01	Above	1 bps	0.0001

Annual Minimum Custody Fee	$6,000
Set Up Fee	$3,000 per account
Term Fee	$1;000.00 plus $25 per asset
Overnight Fees	$ 30.00
Wire Fee -Domestic	$ 30.00
Wire Fee-International	$ 75.00

This fee will be billed monthly in increments of no less than Five Hundred Dollars ($500.00) and adjusted based upon then current AUM. Kingdom reserves the right to adjust this fee based upon changed circumstances at its discretion with Thirty (30) days written notice. This fee proposal will be good for 7 business days from the date on page 1 and is based on the information provided to Kingdom Trust and is per account agreement executed.

We appreciate the opportunity to present you with this proposal and look forward to working with you. Sincerely,

SVP Business Development

1105 State Route 121 N., Suite B I PO Box 870 I Murray, KY 42071 I Office 270.226.1000 I Toll-Free 1.888.753.6972

APPENDIX E

Investment Company Services Agreement between E.M.O. Sterling Return LT Fund and Gemini Fund Services LLP.

PARTNERSHIP ACCOUNTING SERVICE AGREEMENT

AGREEMENT made the 10th day of June 2003 by and between E. MAGNUS OPPENHEIM ASSET MANAGEMENT INC., the general partner for E.M.O. STERLING RETURN LT FUND L.P. (the "Partnership".) and GEMINI FUND SERVICES, LLC, a New York limited liability company ("GFS").

BACKGROUND

WHEREAS, GFS is a corporation experienced in providing accounting services to mutual funds and partnerships, and possesses  facilities sufficient  to provide  such services;  and

WHEREAS, the Partnership desires to avail itself of the experience, assistance and facilities of GFS and to have GFS perform for the Partnership certain services appropriate to the operations of the Partnership, and GFS is willing to furnish such services in accordance with the ten11S hereinafter set forth.

TERMS

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the Partnership and GFS hereby agrees as follows:

1.	DUTIES OF GFS

GFS will provide the Partnership with the necessary office space, communication facilities and personnel to perform the following services for the Partnership:

(a)	Calculate and communicate to the General Partner quarterly valuations of the Partnership and the value of each partner's percentage of participation in the Partnership.

The quarterly valuation will be calculated as follows:

1)
A11 portfolio securities will be valued at the closing or last sale price of the primary exchange on which the security is traded. In the absence of such price inforn1ation, the quotations will be supplied by the General Partner.

2)
All items of income and expense and realized and unrealized capital gains and losses for a quarter will be allocated to each limited partner in exact accordance to their percentage of participation existing as of the beginning of that quarter.

(b)
Maintain and keep current all books and records of the Partnership, without limiting the generality of the foregoing, GFS will prepare and maintain the following records upon receipt of information in proper form from the Partnership or its authorized agents:

(i)	Cash receipts journal
(ii)	Cash disbursements journal
(iii)	Dividend record

(iv)	Purchase and sales - portfolio securities journals
(v)	Security ledgers
(vi)	General ledger
(vii)	Daily expense accruals
(viii)	Daily income accruals
(ix)	Trial balances
(x)	Worksheets
(xi)	Capital gains ledger

(c)
Provide quarterly statements to all partners indicating the value of their investment in the Partnership. Provide initial statements to new investors who are permitted to subscribe to the. Partnership at periods other than quarterly.

(d)
Provide facilities to accommodate an annual audit and any audits or examinations conducted by the Securities and Exchange Commission or any other governmental or quasi-governmental entities with jurisdiction.

GFS shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Partnership in any way or otherwise be deemed an agent of the Partnership.

2.	COMPENSATION OF GFS

In consideration of the services to be performed by GFS as set forth herein, GFS shall be entitled to receive compensation and reimbursement for all reasonable out-of- pocket expenses as may be agreed upon in writing from time to time between GFS and the General Partner. The General Partner agrees to pay GFS a fee as set out in the fee schedule attached hereto as Schedule A.
3.	LIMITATION OF LIABILITY OF GFS

(a)          GFS may rely upon the advice of the General Partner or Partnership and upon statements of the Partnership's independent accountants, brokers 'and other persons reasonably believed by it in good faith to be expert in the matters upon which they are consulted and, for any actions reasonably taken in good faith reliance upon such statements and without negligence or willful misconduct, GFS shall not be liable to anyone.

(b)          GFS shall not be liable to the Partnership for any error of judgment or mistake of law or for any loss arising out of any act of omission by GFS in the performance of its duties hereunder except as hereinafter set forth. Nothing herein contained shall be construed to protect GFS against any liability to the Partnership, the General Partner, or the Limited Partners to which GFS shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Partnership, reckless disregard of GFS's obligations and duties under this Agreement or the willful violation of any applicable law.

(c)          Except as may otherwise be provided by applicable law, neither GFS nor its shareholders, officers, directors, employees or agents shall be subject to, and the Partnership shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of information furnished to GFS  by the Partnership  or its authorized agents or in connection with any error in judgment or mistake of law or any act or omission in the course connected with or arising out of any services to be rendered hereunder, except by reason of Willful misfeasance, bad faith, gross negligence in the performance of GFS's duties, or by reason of reckless disregard of GFS's obligations and duties under this Agreement or the willful violation of any applicable law.

4.	REPORTS

(a)          The Partnership shall provide to GFS on a quarterly basis a report from the General Partner of the Partnership representing that all information furnished to GFS by the General Partner during the preceding quarter was true, complete and accurate in all material respects. GFS shall not be responsible for the accuracy of any information furnished to it by the Partnership or its authorized agents, and the Partnership shall hold GFS harmless in regard to any liability incurred by reason of the inaccuracy of such information.

(b)          Whenever, in the course of performing its duties under this Agreement, GFS date rn1ines, on the basis of information supplied to GFS by the Partnership or its authorized agents, that a possible violation of applicable law has occurred or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, would occur, GFS shall have the right to promptly notify the Partnership and its counsel of such possible violation.

5.	ACTIVITIES OF GFS

The services of GFS under this Agreement are not to be deemed exclusive, and GFS shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

6.	ACCOUNTS AND RECORDS

The accounts and records maintained by GFS shall be the property of the Partnership, and shall be surrendered to the Partnership promptly upon request by the Partnership in the form in which such accounts and records have been maintained or preserve FS agrees to maintain a back-up set of accounts and records of the Partnership (which back-up set shall be updated on at least a weekly basis) at a location other than that where the original accounts and records are stored. GFS shall assist the Partnership's independent auditors, or, upon approval of the Partnership, any regulatory body, in any requested review of the Partnership's accounts and records.

7.	CONFIDENTIALITY

GFS agrees that it will, on behalf of itself and its officers and employees, treat all transactions contemplated by this Agreement, and all other information germane thereto, as confidential and not to be disclosed to any person except as may be authorized by the Partnership.

8.	DURAT ION AND TERMINATION OF THIS AGREEMENT

This Agreement shall become effective as of the date hereof and shall remain in force for a period of three (3) years, provided however, that both parties to this Agreement have the option to terminate the Agreement without penalty, upon ninety (90) days prior written notice.

Upon termination of this Agreement in accordance with the foregoing, GFS shall deliver to the Partnership (at the expense of the Partnership) all records and other documents made or accumulated in the performance of its duties for the Partnership hereunder.

9.	ASSIGNMENT

This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Partnership without the prior written consent of GFS, or by GFS without the prior written consent of the Partnership.

10.	GOVERNING LAW AND ARBITRATION

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

Any controversy or claim arising out of, or related to, this Agreement, its termination or the breach thereof, shall be settled by binding arbitration by three arbitrators (or fewer, if the parties agree thereto) in the City of New York, in accordance with the rules then obtaining of the American Arbitration Association, and the arbitrators' decision

11.	AMENDMENTS TO THIS AGREEMENT
This Agreement may be amended by the parties hereto only if such amendment is in writing and signed by both parties.

13	NOTICES

All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

TO THE PARTNERSHIP:	TO GEMINI FUND SERVICES:

E. Magnus Oppenheim Asset Management Inc. General Partner E.M.O. Sterling Return LT Fund L.P. 261 Madison Avenue / 9th Floor New York, NY 10016-2303	_______________________________ Gemini Fund Services, LLC Att: General Counsel 80 Arkey Drive / Suite 110 Hauppauge, New York 11788-3705

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

E.M.O. STERLING RETURN LT FUND L.P.	GEMINI FUND SERVICES, LLC

By:	By:
E. Magnus Oppenheim Asset Management Inc. General Partner		Kevin P. Meehan President

APPENDIX F

Principal Sponsor and Distributor

Distribution Agreement between E. Magnus Oppenheim Asset Management Inc. as Sponsor/Distributor with respect to the E.M.O. Sterling Return LT Fund, (TBA).

(1) Name and Principal Business Address E. Magnus Oppenheim 261 Madison Avenue New York, New York 10016	(2) Position(s) and Offices With Sponsor/Distributor President and General Partner E.M.O. Sterling Return LT Fund	(3) Position(s) and Offices With Sponsor/Distributor President Chief Investment Officer

APPENDIX G

Consent of Independent Certified Public Accountant (TBA).

APPENDIX H

Opinion and Consent of (TBA), Counsel, Regarding the Legality of the Securities Registered with Respect to the E.M.O. Sterling Return LT Fund.

APPENDIX I

Code of Ethics and Standards of Professional Conduct.

Portfolio managers adhere to “Code of Ethics and Standards of Professional Conduct” as members of The New York Society of Security Analyst/CFA Institute.

CODE OF ETHICS
AND STANDARDS OF

PROFESSIONAL CONDUCT

PREAMBLE

The CFA Institute Code of Ethics and Standards of Professional Conduct are fundamental to the values of CFA Institute and essential to achieving its mission to lead the investment profession globally by promoting the highest standards of ethics, education, and professional excellence for the ultimate benefit of society. High ethical standards are critical to maintaining the public’s trust in financial markets and in the investment profession. Since their creation in the 1960s, the Code and Standards have promoted the integrity of CFA Institute members and served as a model for measuring the ethics of investment professionals globally, regardless of job function, cultural differences, or local laws and regulations. All CFA Institute members (including holders of the Chartered Financial Analyst® [CFA®] designation) and CFA candidates must abide by the Code and Standards and are encouraged to notify their employer of this responsibility. Violations may result in disciplinary sanctions by CFA Institute. Sanctions can include revocation of membership, revocation of candidacy in the CFA Program, and revocation of the right to use the CFA designation.

THE CODE OF ETHICS

Members of CFA Institute (including CFA charterholders) and candidates for the CFA designation (“Members and Candidates”) must
•
Act with integrity, competence, diligence, respect and in an ethical manner with the public, clients, prospective clients, employers, employees, colleagues in the investment profession, and other participants in the global capital markets.

•	Place the integrity of the investment profession and the interests of clients above their own personal interests.
•
Use reasonable care and exercise independent professional judgment when conducting investment analysis, making investment recommendations, taking investment actions, and engaging in other professional activities.

•	Practice and encourage others to practice in a professional and ethical manner that will reflect credit on themselves and the profession.
•	Promote the integrity and viability of the global capital markets for the ultimate benefit of society.
•	Maintain and improve their professional competence and strive to maintain and improve the competence of other investment professionals.

STANDARDS OF PROFESSIONAL CONDUCT

III.	PROFESSIONALISM
B.
Knowledge of the Law. Members and Candidates must understand and comply with all applicable laws, rules, and regulations (including the CFA Institute Code of Ethics and Standards of Professional Conduct) of any government, regulatory organization, licensing agency, or professional association governing their professional activities. In the event of conflict, Members and Candidates must comply with the more strict law, rule, or regulation. Members and Candidates must not knowingly participate or assist in and must dissociate from any violation of such laws, rules, or regulations.

C.
Independence and Objectivity. Members and Candidates must use reasonable care and judgment to achieve and maintain independence and objectivity in their professional activities. Members and Candidates must not offer, solicit, or accept any gift, benefit, compensation, or consideration that reasonably could be expected to compromise their own or another’s independence and objectivity.

D.	Misrepresentation. Members and Candidates must not knowingly make any misrepresentations relating to investment analysis, recommendations, actions, or other professional activities.
E.
Misconduct. Members and Candidates must not engage in any professional conduct involving dishonesty, fraud, or deceit or commit any act that reflects adversely on their professional reputation, integrity, or competence.

IV.	INTEGRITY OF CAPITAL MARKETS
C.	Material Nonpublic Information. Members and Candidates who possess material nonpublic information that could affect the value of an investment must not act or cause others to act on the information.
D.	Market Manipulation. Members and Candidates must not engage in practices that distort prices or artificially inflate trading volume with the intent to mislead market participants.

© 2014 CFA Institute	www.cfainstitute.org

V.	DUTIES TO CLIENTS
F.
Loyalty, Prudence, and Care. Members and Candidates have a duty of loyalty to their clients and must act with reasonable care and exercise prudent judgment. Members and Candidates must act for the benefit of their clients and place their clients’ interests before their employer’s or their own interests.

G.
Fair Dealing. Members and Candidates must deal fairly and objectively with all clients when providing investment analysis, making investment recommendations, taking investment action, or engaging in other professional activities.

H.	Suitability.
1.	When Members and Candidates are in an advisory relationship with a client, they must:
a.
Make a reasonable inquiry into a client’s or prospective client’s investment experience, risk and return objectives, and financial constraints prior to making any investment recommendation or taking investment action and must reassess and update this information regularly.

b.
Determine that an investment is suitable to the client’s financial situation and consistent with the client’s written objectives, mandates, and constraints before making an investment recommendation or taking investment action.

c.	Judge the suitability of investments in the context of the client’s total portfolio.
2.
When Members and Candidates are responsible for managing a portfolio to a specific mandate, strategy, or style, they must make only investment recommendations or take only investment actions that are consistent with the stated objectives and constraints of the portfolio.

I.	Performance Presentation. When communicating investment performance information, Members and Candidates must make reasonable efforts to ensure that it is fair, accurate, and complete.
J.	Preservation of Confidentiality. Members and Candidates must keep information about current, former, and prospective clients confidential unless:
1.	The information concerns illegal activities on the part of the client or prospective client,
2.	Disclosure is required by law, or
3.	The client or prospective client permits disclosure of the information.

VI.	DUTIES TO EMPLOYERS
J.
Loyalty. In matters related to their employment, Members and Candidates must act for the benefit of their employer and not deprive their employer of the advantage of their skills and abilities, divulge confidential information, or otherwise cause harm to their employer.

K.
Additional Compensation Arrangements. Members and Candidates must not accept gifts, benefits, compensation, or consideration that competes with or might reasonably be expected to create a conflict of interest with their employer’s interest unless they obtain written consent from all parties involved.

L.
Responsibilities of Supervisors. Members and Candidates must make reasonable efforts to ensure that anyone subject to their supervision or authority complies with applicable laws, rules, regulations, and the Code and Standards.

VII.    INVESTMENT ANALYSIS, RECOMMENDATIONS, AND ACTIONS
D.	Diligence and Reasonable Basis. Members and Candidates must:
1.	Exercise diligence, independence, and thoroughness in analyzing investments, making investment recommendations, and taking investment actions.
2.	Have a reasonable and adequate basis, supported by appropriate research and investigation, for any investment analysis, recommendation, or action.
E.	Communication with Clients and Prospective Clients. Members and Candidates must:
1.
Disclose to clients and prospective clients the basic format and general principles of the investment processes they use to analyze investments, select securities, and construct portfolios and must promptly disclose any changes that might materially affect those processes.

2.	Disclose to clients and prospective clients significant limitations and risks associated with the investment process.
3.
Use reasonable judgment in identifying which factors are important to their investment analyses, recommendations, or actions and include those factors in communications with clients and prospective clients.

4.	Distinguish between fact and opinion in the presentation of investment analysis and recommendations.
F.
Record Retention. Members and Candidates must develop and maintain appropriate records to support their investment analyses, recommendations, actions, and other investment-related communications with clients and prospective clients.

VIII.	CONFLICTS OF INTEREST
D.
Disclosure of Conflicts. Members and Candidates must make full and fair disclosure of all matters that could reasonably be expected to impair their independence and objectivity or interfere with respective duties to their clients, prospective clients, and employer. Members and Candidates must ensure that such disclosures are prominent, are delivered in plain language, and communicate the relevant information effectively.

E.	Priority of Transactions. Investment transactions for clients and employers must have priority over investment transactions in which a Member or Candidate is the beneficial owner.
F.
Referral Fees. Members and Candidates must disclose to their employer, clients, and prospective clients, as appropriate, any compensation, consideration, or benefit received from or paid to others for the recommendation of products or services.

IX.	RESPONSIBILITIES AS A CFA INSTITUTE MEMBER OR CFA CANDIDATE
B.
Conduct as Participants in CFA Institute Programs. Members and Candidates must not engage in any conduct that compromises the reputation or integrity of CFA Institute or the CFA designation or the integrity, validity, or security of the CFA Institute programs.

C.
Reference to CFA Institute, the CFA Designation, and the CFA Program. When referring to CFA Institute, CFA Institute membership, the CFA designation, or candidacy in the CFA Program, Members and Candidates must not misrepresent or exaggerate the meaning or implications of membership in CFA Institute, holding the CFA designation, or candidacy in the CFA program.

APPENDIX J

Provision for Indemnification

The Fund’s Incorporation of the Fund, Investment Advisory Agreements, Administration Agreement, and Distribution Agreements all provide for indemnification of certain persons acting on behalf of the Fund.

Article, Section of the Fund’s Incorporation of Fund states:

1.
Subject only to the provisions hereof, every person who is or has been a Director, officer, employee or agent of the Fund and every person who serves at the Directors request as director, officer, employee or agent of another corporation, partnership, joint venture, Fund or other enterprise shall be indemnified by the Fund to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a Director, officer, employee or agent of the Fund or of another corporation, partnership, joint venture,  Fund or other enterprise at the request of the Fund and against amounts paid or incurred by him in the compromise or settlement thereof.

2.
The words “claim”, “action”, “suit”, or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words “liabilities” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

3.	No indemnification shall be provided hereunder to a Director or officer:

a.
against any liability to the Fund or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”);

b.
with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct;

c.
in the absence of a final adjudication on the merits that such Director or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made:

i.	by vote of a majority of a quorum of the Directors who are neither Interested Persons nor parties to the proceedings; or
ii.	by independent legal counsel, in a written opinion.

4.
The rights of indemnification herein provided may be insured against by policies maintained by the Fund, shall be severable, shall not affect any other rights to which any Director, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement granted herein except out of the property of the Fund, and no other person shall be personally liable to provide indemnity or reimbursement hereunder (except an insurer or surety or person otherwise bound by contract).

5.
Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section may be paid by the Fund prior to final disposition thereof upon receipt of a written undertaking by or on behalf of the Director, officer, employee or agent to reimburse the Fund if it is ultimately determined under this Section 5.4 that he is not entitled to indemnification. Such undertaking shall be secured by a surety bond or other suitable insurance or such security as the Directors shall require unless a majority of a quorum of the Directors who are neither Interested Persons nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on readily available facts, that there is reason to believe that the indemnitee ultimately will be found to be entitled to indemnification.

The Bylaws of the Fund contain similar indemnification provisions.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”) may be permitted to Directors, officers and controlling persons of the E.M.O. Sterling Return LT Fund pursuant to the foregoing provisions, or otherwise, the E.M.O. Sterling Return LT Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the E.M.O. Sterling Return LT Fund of expenses incurred   or paid by a Director, officer or controlling person of the E.M.O. Sterling Return LT Fund in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being  registered, the E.M.O. Sterling Return LT Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

APPENDIX K

Location of Accounts and Records.

Records pertaining to the Fund’s financial status and progress are located and in the possession of:

a)	Gemini Fund Services LLP, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788;

b)	Our Certified Public Accountant, David M. Brickman, 270 Madison Avenue, Suite 1500, New York, NY 10016; and

c)	At E. Magnus Oppenheim & Co., Inc., 261 Madison Avenue, 9th Floor, New York, NY 10016.)

d)	The Kingdom Trust Company, Custodian, at 1105 State Route, 121 N, Suite B, Murray, KY 42071.

APPENDIX L

Business and Other Connections of the Investment Advisor

See the Statements of Additional Information section entitled “Management and Other Service Providers” of the Funds and the Advisor’s Form ADV filed with the Commission, which are hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Advisor of the E.M.O. Sterling Return LT Fund. Except as so provided, to the knowledge of the E.M.O. Sterling Return LT Fund, none of the directors or executive officers of the Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisor currently serves as investment advisor to numerous institutional and individual clients.

APPENDIX M

DEFINE THE RIGHTS OF HOLDERS OF SHARES

The rights to Vote for Management and the right to receive Dividends.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on this 11th day of July, 2018.

E.M.O. STERLING RETURN LP FUND

By:	/s/ E. Magnus Oppenheim

E. Magnus Oppenheim, President E. Magus Oppenheim Asset Management Inc. General Partner